UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Oracle Corporation

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, October 12, 2011

The Proxy Statement, 2011 Annual Report on Form 10-K and other proxy materials are available at: http://www.proxyvoting.com/orcl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 28, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S. and Canada call +1 201-680-6688).
Email:	shrrelations@bnymellon.com
Internet:	http://www.proxyvoting.com/orcl

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

The Annual Meeting of Stockholders of Oracle Corporation will be held in the Oracle Corporation Conference Center at 350 Oracle Parkway, Redwood City, California, on Wednesday, October 12, 2011, at 10:00 a.m., Pacific Time, to:

(1) Elect the Board of Directors to serve for the next year;

(2) Conduct an advisory vote on executive compensation;

(3) Conduct an advisory vote on the frequency of future advisory votes on executive compensation;

(4) Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2012; and

(5) Act on a stockholder proposal regarding equity retention.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 4, and AGAINST Proposal 5. The Board has determined not to make a recommendation regarding Proposal 3.

The Board of Directors has set the close of business on August 15, 2011 as the record date for the meeting. Owners of Oracle Corporation common stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.

HAVE THIS NOTICE AVAILABLE WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

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Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. To receive directions to attend the Annual Meeting where you may vote in person, please contact Investor Relations via email (investor_us@oracle.com) or telephone (+1 650-506-4073).

Meeting Location:

Oracle Corporation Conference Center

350 Oracle Parkway

Redwood City, California 94065

The following Proxy Materials are available for you to review online:

•	Oracle’s 2011 Proxy Statement;
•	Oracle’s 2011 Annual Report on Form 10-K for the year ended May 31, 2011; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call +1 201-680-6688)
Email:	shrrelations@bnymellon.com
Internet:	http://www.proxyvoting.com/orcl

The Proxy Materials for Oracle Corporation are available to review at:

http://www.proxyvoting.com/orcl

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

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